National Life Insurance Company
                    National Variable Life Insurance Account

                      Supplement dated October 14, 2003 to
              Sentinel Estate Provider Prospectus dated May 1, 2003



IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


SUBSTITUTION OF FUNDS. The substitution of the Sentinel Variable Products Trust Bond and Balanced Funds for the Gartmore GVIT Government Bond Fund - Class IV shares and the J.P. Morgan GVIT Balanced Fund - Class IV shares was effected on July 31, 2003.


END OF RESTRICTION ON NUMBER OF SUBACCOUNTS USED. We have recently enhanced our administrative systems so that we no longer need to limit the number of different subaccounts used in any one Policy during the life of that Policy. The previous restriction on the number of subaccounts used no longer applies.


HOLDBACK FROM SURRENDER PROCEEDS OF RECENT PREMIUMS. In cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


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